UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 25, 2013

Sara Creek Gold Corp.
(Exact name of registrant as specified in its charter)

Nevada	98-0511130
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

326 S. Coast Highway, Suite 102 Redondo Beach, CA	90277
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 316-3623

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. COMPLETION OF ACQUISITION OF ASSETS

On October 30, 2013, Sara Creek Gold Corp. (“Sara Creek”, “we”, “us” or “our”) filed a Current Report on Form 8-K reporting that on October 25, 2013, we closed our acquisition of SCNRG, LLC ("SCNRG").

This Form 8-K/A amends the Form 8-K we filed on October 30, 2013 to include SCNRG's audited financial statements for the two years in the period ended August 31, 2013 and the unaudited pro forma financial information related to our acquisition of SCNRG required by Items 9.01(a) and 9.01(b) of Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)    Financial Statements of Business Acquired.

(i)	The audited financial statements of SCNRG for the years ended August 31, 2013 and August 31, 2012 are attached as Exhibit 99.1 to this Form 8-K/A and incorporated by reference into this Form 8-K/A.

(ii)	The consent of L. L. Bradford & Co., SCNRG's independent auditors, is attached as Exhibit 23 to this Form 8-K/A.

(b)    Pro Forma Financial Information.

The following unaudited pro forma consolidated financial information related to the SCNRG acquisition is attached as Exhibit 99.2 to this Form 8-K/A and incorporated by reference into this Form 8-K/A:

(i)	Unaudited Pro Forma Combined Balance Sheet as of August 31, 2013.
(ii)	Unaudited Pro Forma Combined Statement of Operations for the year ended August 31, 2013.
(iii)	Notes to Pro Forma adjustments.

(c)    The following exhibits are being filed as part of this Current Report on Form 8-K/A.

Exhibit Number	Description
23	Consent of L.L Bradford & Co.
99.1	SCNRG Audited Financial Statements for the two years in the period ended August 31, 2013.
99.2	Unaudited Pro Forma Combined Financial Statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sara Creek Gold Corp.

Dated:	December 24, 2013

By:	/s/ Darren Katic
Darren Katic
Chief Executive Officer

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